UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):        August 10, 2007

                            HARVEY ELECTRONICS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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         (State or Other Jurisdiction of Incorporation or Organization)

     1-4626                                              13-1534671
     ----------                                          ------------
    (Commission File Number)                   (IRS Employer Identification No.)

                  205 Chubb Avenue, Lyndhurst, New Jersey 07071
          ------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (201) 842-0078
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02         Termination of a Material Definitive Agreement.

     Harvey Electronics, Inc. ("Harvey"), Myer-Emco, Inc. ("Myer-Emco"), and Jon Meyer have agreed not to move forward with the proposed acquisition of Myer-Emco by Harvey at this time. In connection with the foregoing, the parties have executed the agreement referred to in Item 9.01 of this Current Report on Form 8K (and attached hereto as an exhibit), which includes, among other things, a mutual release by and for the benefit of the parties.


 Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

No.       Description
------    ----------------------------------------------------------------------

10.1 Termination Agreement, dated as of August 14, 2007, by and among MYER-EMCO, INC., JON MEYER and HARVEY ELECTRONICS, INC.



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


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HARVEY ELECTRONICS, INC.


Date: August 16, 2007                            /s/ Joseph J. Calabrese
                                              ----------------------------
                                              Joseph J. Calabrese
                                              Executive Vice President, Chief
                                              Financial Officer, Treasurer and
                                              Secretary



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


Exhibits Index.

No.       Description
------    ----------------------------------------------------------------------

10.1 Termination Agreement, dated as of August 14, 2007, by and among MYER-EMCO, INC., JON MEYER and HARVEY ELECTRONICS, INC.



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